Addressing Industry Challenges and Achieving Financial Flexibility Larry Zine, Chief Financial Officer November 29, 2005 JPMorgan Consumer & Retail Holiday Conference Exhibit 99.1

Cautionary Statements
These slides are provided as part of Blockbuster's presentation and should be viewed in the context of the presentation and Blockbuster's most recent Form 10-K,
Form 10-Q and Form 8-Ks filed or furnished with the Securities and Exchange Commission ("SEC"), and Blockbuster's most recent quarterly earnings release and other press releases, all of which can be found on the Investor Relations section of www.blockbuster.com.
This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. All statements that do not relate strictly to historical or current facts are forward-looking, including those describing our strategies and related initiatives and investments, objectives, plans, goals and business outlook. Specific forward-looking statements include those relating to (1) the outlook for the home video industry, including anticipated consolidation, and our efforts to increase our share of industry revenues, (2) estimates of video rental transactions, box office revenues and admissions, the impact of satellite, VOD and other distribution channels and technologies, and other industry-related estimates and expectations, (3) home video release schedules, (4) future reductions in our expenses, cost structure and capital expenditures, (5) divestitures, (6) our expectations regarding the competitive and financial impact of our "No Late Fees" program, online subscription offering and other initiatives, (7) goals for subscriber growth and profitability of our online rental activities, (8) our expectations with respect to improved operating flexibility as a result of the third amendment to our credit facilities, and (9) other statements regarding future events, conditions or outcomes.
These forward-looking statements are based on management's current intent, belief, expectations, estimates and projections regarding our company and our industry. They are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict. Actual results may vary materially from those expressed in or indicated by these statements due to a variety of factors, including: (1) overall industry performance and the accuracy of our estimates and judgments regarding trends impacting the video rental industry, (2) consumer appeal of our "No Late Fees" program, online subscription offering and other product and service offerings, (3) our ability to respond to changing consumer preferences, including with respect to new technologies and alternative methods of content delivery, and to effectively adjust our offerings as necessary, (4) the impact of in-store and online competitor pricing and product and service offerings, (5) our ability to obtain favorable terms from suppliers, including on matters such as copy depth and uses of product, (6)
the studios' dependence on revenues generated from retail home video and their related determinations with respect to pricing and the timing of distribution of their product, (7) variability in consumer appeal of movie titles and games software released for rental and sale, (8) our ability to comply with operating and financial restrictions and covenants in our debt agreements and any adverse publicity relating thereto, (9) the extent and timing of our continued investments to develop and implement our initiatives and our ability to effectively control and reduce operating expenses and capital expenditures, (10) our ability to effectively and timely prioritize and implement our initiatives and our related ability to timely implement and maintain the necessary information technology systems and infrastructure to support our initiatives, (11) our ability to capitalize on anticipated industry consolidation, (12) the application and impact of future accounting policies or interpretations of existing accounting policies, (13) developments affecting our outstanding and any future litigation and claims against us, and (14)
other factors described in our filings with the SEC, including those discussed under the heading "Cautionary Statements" in our Form 10-K for the fiscal year ended December 31, 2004 and under "Disclosure Regarding Forward-Looking Information" in our reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2005.
The forward-looking statements in this presentation are made only as of the date of this presentation and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

Q3 2005 Same-Store Domestic Rental Revenues
Blockbuster same-store domestic rental revenues outperformed the industry, even with the elimination of extended viewing fees which totaled approximately 13% of rental revenues in Q3 2004
Hollywood Video
Movie Gallery
Blockbuster
1
Total Rental
-11.7%
-10.1%
-10.8%
-0.8%
Source: Adams Media Research, Published Company Reports and Rentrak
1 Company-operated stores, includes Online revenues

Home Video As A Whole Is Still Projected To Be A Growth Market...
$0
$10
$20
$30
2004 2005E 2006E 2007E 2008E
Total Retail Total Rental
Source: Kagan Research, LLC and Adams Media Research
Note:  Includes previously viewed/played product, which Blockbuster reports under rental revenue.
Domestic Home Video Market
$ Billions
Our efforts to revitalize our core rental business and our investment in the online business better position Blockbuster to capture market share
$24.5
$27.2
$29.6
$31.3
$32.3

…With Home Video Market Remaining A Compelling Channel For
Movie Studios...
Home Video
51.1%
All Other
26.7%
Theater
20.7%
VOD/PPV
1.7%
VOD/PPV
2.5%
Theater
20.10%
All Other
26.0%
Home Video
51.3%
2005E
2008E
Over the next three years, the home video market will continue to be the largest revenue driver for studio revenues
Source: Kagan Media Research, LLC

1998 1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E
...Growing Consumer Spending...
$202
$207
$211
$216 $214 $215
$233
$258
$266
$277 $279
Source: Kagan Media Research, LLC
Retail purchases and rental activity is projected to drive annual consumer spending on home video to $279 per household in 2008
Consumer Household Spending On Home Video
Amount Per Household; Dollars

…And Rental Being The Most Popular Way To Watch A Movie
Video Rental Video Retail
Theatrical Box Office VOD/PPV
2.6
1.1
1.5
0.3
Domestic Filmed Entertainment Transactions
2004 and 2005; billions
Source: Kagan Media Research, LLC and Blockbuster Estimates
Video Rental Video Retail
Theatrical Box Office VOD/PPV
2.6
1.3
1.4
0.4
Total 2004 Transactions - 5.6 Billion
Total 2005E Transactions - 5.7 Billion
Rental transactions outpace retail transactions by more than double

2005 Has Been Challenging For Filmed Entertainment...
Domestic Home Video Box Office Results¹
2004 vs 2005
2004
Q2
2005
15.6%
35.9%
2004 2005 2004 2005
Q3 Q1
2004 2005
Q4E
19.6%
0.8%
Domestic Box Office Revenue²
Q3 2004 YTD vs Q3 2005 YTD
Domestic Box Office Admissions³
Q3 2004 YTD vs Q3 2005 YTD
2005
2004 2005
5.9%
2004
8.6%
1 Blockbuster Estimates
2 Kagan, Motion Picture Investor, 10/13/05
3  Industry reflects total (in-store + online) NRR actuals as reported by RenTrak minus Blockbuster estimates for the online segment
4 ICR Research, LLC
Domestic Growth In Other Forms of Entertainment
4
Q3 2004 YTD vs Q3 2005 YTD Households; Millions
2004
Satellite
2005
2004 2005 2004 2005
Broadband DVR
2004 2005
VOD
93.9%
7.8%
33.9%
29.3%

…With The Rental Industry Experiencing Significant Decline YTD
The Industry has declined more than analysts anticipated.
-3.7%
-10.4%
2005 Analysts consensus ¹
Q3 YTD Industry Actuals ²
Domestic In-Store Rental Industry
1  Sources:  Average of analysts (Kagan Research LLC, Adams Media, LEK Consulting - Feb-05)
2   Industry reflects total (in- store + online) NRR actuals as reported by RenTrak minus Blockbuster estimates for the online segment

Q4 Release Schedule Is Slightly More Favorable
Domestic Box Office Results
2004 vs 2005; $ millions
Slightly more favorable release schedule with greater rental appeal
Key titles coming to home video in November
2004
Nov
2005E
8.2%
8.2%
23.9%
$728 M
$668 M
$916 M
$1,135 M
$1,643 M
$1,509 M
2004 2005E 2004 2005
2004 2005
2004 2005
Dec
Oct Sept Aug
$863 M
$599 M
$305 M
$385 M
20.8%
30.6%
Rental is a momentum business
Source:  Blockbuster Estimates

Financial And Strategic Review

Rental Retail
Revenue
Q1-Q3 2005; $ millions
$1,549
$1,386 $1,399
Q2 Q3
Q1
Rental Retail
Gross Margin
Q1-Q3 2005; $ millions
Reported Third Quarter Results-Revenue and Gross Margin...
$864
$771
$791
Same-store
sales (0.4%) (4.7%) (3.8%)
Q2 Q3
Q1
55.8% 55.1% 57.0% % Margin
Rental Retail
$1,410
$1,386
Revenue
Q3 04 vs Q3 05; $ millions
Q3 04 Q3 05
Same-store
sales
(3.0%) (3.8%)
Rental Retail
$862
$791
Q3 04 Q3 05
61.1% 57.0% % Margin
Gross Margin
Q3 04 vs Q3 05; $ millions

1
Excludes non-cash charges, non-recurring items and share based compensation. See reconciliations for this non-GAAP financial measure in the Appendix.
OIBDA¹
Q1-Q3 2005; $ millions
$10
$63
$38
Q2 Q3 Q1
...SG&A and OIBDA...
SG&A
Q1-Q3 2005; $ millions
$878
$761
$735
Q2 Q3 Q1
SG&A
Q3 04 vs Q3 05; $ millions
Q3 04 Q3 05
$735
$779
Q3 04 Q3 05
$63
$83
OIBDA¹
Q3 04 vs Q3 05; $ millions

… And Adjusted Operating Income and Free Cash Flow
Free Cash Flow²
Q1-Q3 2005; $ millions
($148)
$19
Q2
Q3
Q1
Adjusted Operating Income ¹
Q3 04 vs. Q3 05; $ millions
Q3  04 Q3 05
$5
$19
1 Excludes non-cash charges, non-recurring items and share based compensation. See reconciliations for this non-GAAP financial measure in the Appendix.
2 Free Cash Flow = Net cash flow provided by operating activities - CAPEX - rental library purchases.  See reconciliations for this non- GAAP financial measure in the Appendix.
Q2
Q3
Q1
Adjusted Operating Income ¹
Q1-Q3 2005; $ millions
$5
($119)
($31) ($47)

Goals For Achieving Financial Flexibility
Modified
Capital Structure
Review Asset
Portfolio
Divest Non-Core Assets
DEJ
Evaluate Underperforming
and Non-core Assets
International Assets
•
Xtra-vision -200 stores¹
• Gamesation -
200 stores¹
• Other Markets
MTC -
40 stores¹
MBI -
70 stores¹
Rhino -
90 stores¹
GameRush -
450 concepts¹
Covenant Relief
Amended credit
agreement
Raised Equity Capital
$150M in gross proceeds
from convertible preferred
stock offering
Proceeds Uses
Debt reduction
General corporate
purposes
Lower Overall
Cost
Reduce G&A and
Marketing
Over $100M expected
in 2006 and $50M
expected in 2007
Operating savings
from non-core
divestitures
Lower overhead
above the store level
Lower Capital Spend
Lower capital
expenditures to
approximately $90M in
2006
1 Store counts are approximated

Online
Profitable in 2007 5
Improve Key Metrics
3
2 Customer Excellence
Subscriber Growth 1
Industry Consolidation 5
No Late Fees (traffic/
transactions /active members)
1
Market Leadership
4
Operational Excellence
3
In-store
Financial Performance
Opportunity
Operating Income
EPS
Cash Flow
Goals For Building Future On Our Current Strategy
Corporate
Lean Corporate
Structure
1
2
Positive Comps
Profitability Improvement
in 2006
4
Clear Focus on Core
In-store and Online
Businesses
2

Appendix Reconciliations of Non-GAAP Financial Measures

Adjusted Operating Income (Loss) and OIBDA Reconciliations
($ in millions)
Q1 2005 Q2 2005 Q3 2005 Q3 2004
Restated
Reconciliation of adjusted operating income (loss) and OIBDA:
Operating loss (72.1) $                    (58.5) $               (350.4) $             (1,485.3) $
Costs incurred for the potential acquisition of Hollywood Entertainment Corporation 12.6                        -                      -                      -
Severance costs incurred for reduction-in-force 2.0                          7.2                      -                      -
Non-cash share-based compensation expense 10.1                        11.4                   7.7                      -
Impairment of goodwill and other long-lived assets -                          9.2                      347.6                 1,504.4
Adjusted operating income (loss) (47.4) $                    (30.7) $               4.9 $                   19.1 $
    Depreciation and intangible amortization 57.5                        68.2                   58.3                   64.1
OIBDA 10.1 $                     37.5 $                63.2 $                83.2 $
We report adjusted operating income (loss) excluding certain non-cash items, including share-based compensation pursuant to SFAS No. 123 (revised), Share-Based
Compensation, valuation allowances recorded against our deferred tax assets pursuant to SFAS 109, Accounting for Income Taxes, and impairments of goodwill and other long-lived assets pursuant to SFAS No. 142, Goodwill and Other Intangible Assets, and SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived
Assets. Management believes that because the total amount of the non-cash charges relates primarily to (i) the impairment of goodwill associated with Viacom's acquisition of Blockbuster, (ii) impairment of long-lived assets which are non-recurring in nature, (iii) share-based compensation expense primarily resulting from the adoption of SFAS 123R in the fourth quarter of 2004 and (iv) the valuation allowance recorded against our deferred tax assets which is non-recurring in nature, adjusting our financial results to exclude these amounts provides investors with a clearer perspective on our current underlying operating performance. Additionally, we report adjusted operating loss excluding costs incurred related to the potential acquisition of Hollywood Entertainment Corporation and severance costs incurred for a reduction-
in-force. Management believes that because these items are non-recurring in nature, adjusting our financial results to exclude these amounts provides investors with a clearer perspective on our current underlying operating performance. Management uses operating loss and net loss excluding these non-cash and non-recurring items as an internal measure of business operating performance.
We define "Operating Income before Depreciation and Amortization" ("OIBDA") as adjusted operating income (loss) adjusted to also exclude the Depreciation and
Intangible Amortization as presented in our Consolidated Statement of Operations. We use OIBDA, among other things, to evaluate our operating performance and as one of several components of incentive compensation targets for certain management personnel, and this measure is among the primary measures used by management for planning and forecasting of future periods. This measure is an important indicator of our operational strength and performance of our business because it provides a link between profitability and operating cash flow. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by our management, helps improve their ability to understand our operating performance and makes it easier to compare our results with other companies that have different financing and capital structures or tax rates. In addition, this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. As OIBDA is not a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), OIBDA should not be considered in isolation of, or as a substitute for, net income (loss) as an indicator of operating performance. OIBDA, as we calculate it, may not be comparable to similarly titled measures employed by other companies. In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of our ability to fund our cash needs. As OIBDA excludes certain financial information compared with operating income (loss), the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.

Free Cash Flow Reconciliation
Free cash flow reflects our net cash flow from operating activities less rental library purchases and capital expenditures. We use free cash flow, among other things, to evaluate our operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service, acquisitions and shareholders after making the capital investments required to support ongoing business operations and long-term value creation.
We believe the presentation of free cash flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management and helps improve their ability to understand our operating performance. In addition, free cash flow is also a measure used by our investors and analysts for purposes of valuation and comparing our operating performance to other companies in our industry. As free cash flow is not a measure of performance calculated in accordance with GAAP, free cash flow should not be considered in isolation of, or as a substitute for, net income (loss) as an indicator of operating performance or net cash flow provided by operating activities as a measure of liquidity. Free cash flow, as we calculate it, may not be comparable to similarly titled measures employed by other companies. In addition, free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. As we use free cash flow as a measure of performance and as a measure of liquidity, the tables below reconcile free cash flow to both net loss and net cash flow provided by operating activities, the most directly comparable amounts reported under GAAP.
($ in millions)
Net loss (57.5) $                 (57.2) $            (491.4) $
Adjustments to reconcile net loss to free cash flow:
Depreciation and amortization of intangibles 57.5 68.2 58.3
Impairment of goodwill and other long-lived assets - - 347.6
Non-cash share-based compensation expense 10.1 11.3 7.7
Capital expenditures (38.4) (41.1) (22.3)
Rental library purchases, net of rental amortization 4.3 (16.4) 41.9
Changes in working capital (75.6) (53.6) (49.9)
Changes in deferred taxes and other (48.5) (29.9) 127.0
Free cash flow (148.1) $              (118.7) $          18.9 $
Q1 2005 Q2 2005 Q3 2005
Net cash flow provided by operating activities 110.9 $                164.7 $           216.8 $
Adjustments to reconcile net cash flow provided by operating activities to free cash flow:
Rental library purchases (220.6) (242.3) (175.6)
Capital expenditures (38.4) (41.1) (22.3)
Free cash flow (148.1) $              (118.7) $          18.9 $